UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 9, 2006
                                                ______________________________


                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         Maryland                       000-29949                31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)



6100 West Chester Road, West Chester, Ohio                          45069
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (513) 870-3530
                                                  ____________________________



                               Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

     On June 9, 2006, Peoples Community Bancorp, Inc. ("Peoples Community") completed its acquisition of Mercantile Financial Corporation ("MFC"). Pursuant to the Agreement and Plan of Merger, dated as of October 31, 2005, Mercantile Financial Corporation merged with and into Peoples Community. Mercantile Savings Bank, which previously was MFC's wholly owned subsidiary, was merged with and into Peoples Community Bank with Peoples Community Bank as the surviving bank.

     As a result of the Merger, each outstanding share of MFC common stock, no par value per share (the "MFC Common Stock"), was converted into the right to receive $34.78 in cash and 43.10 shares of Peoples Community common stock, par value $.01 per share (the "Peoples Community Common Stock").

     Peoples Community used general corporate funds to pay the aggregate cash consideration of approximately $314,000 for the shares of MFC Common Stock acquired in the Merger and issued an aggregate of approximately 388,500 shares of Peoples Community Common Stock.

     For additional information, reference is made to Peoples Community's press release, dated June 12, 2006, announcing completion of the Merger, which is included as Exhibit 99.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits.

          The following exhibit is filed herewith.


        Exhibit Number  Description
        --------------  ------------------------------------------

        99.1            Press release dated June 12, 2006



                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.



Date: June 13, 2006           By: /s/ Jerry D. Williams
                                  -----------------------------------------
                                  Name:  Jerry D. Williams
                                  Title: President & CEO

                       INDEX TO EXHIBITS



        Exhibit Number  Description
        --------------  ------------------------------------------

        99.1            Press release dated June 12, 2006